UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D. C. 20549
                             _________

                             FORM 8-K

                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2005

                        GRAHAM CORPORATION
        (exact name of registrant as specified in Charter)


Delaware                        1-8462                       16-1194720
--------                        ------                       ----------
(State  or other jurisdiction   (Commission File Number)     (IRS Employer
 of  Incorporation)                                           Identification
                                                              Number)


            20 Florence Avenue, Batavia, New York 14020
            -------------------------------------------
             (Address of principal executive offices)

Registrant's telephone number, including area code: (585) 343-2216
                                                    --------------

                                N/A
   -------------------------------------------------------------
   (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        Written  communications  pursuant  to  Rule  425  under  the
  --    Securities Act (17 CFR 230.425)

        Soliciting  material  pursuant  to  Rule  14a-12  under  the
  --    Exchange Act (17 CFR 240.14a-12)

        Pre-commencement communications pursuant to Rule  14d-2(b)
  --    under the Exchange Act (17 CFR 240.14d-2(b))

        Pre-commencement communications pursuant to Rule  13e-4(c)
  --    under the Exchange Act (17 CFR 240.13e-4(c))








<Page 2>

        Item  2.02.     Results of Operations and Financial Condition
                        ---------------------------------------------
        On January 28, 2005, Graham Corporation issued a press release announcing results of operations for the fiscal quarter ended December 31, 2004. A copy is attached hereto as Exhibit 99.1.


        Item 9.01       Financial Statements and Exhibits
                        ---------------------------------
        (c)   Exhibits

        Exhibit Number           Description of Exhibits
        --------------           -----------------------

        99.1                     Press Release   dated  January  28,   2005
                                 announcing earnings for the fiscal quarter ended December 31, 2004



     The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   GRAHAM CORPORATION
                                   (Registrant)



Date:  February 2, 2005            By  /s/ J. Ronald Hansen
_______________________                --------------------
                                       J. Ronald Hansen
                                       Vice President - Finance
                                       & Administration and
                                       Chief Financial Officer

                              EXHIBIT INDEX


     Exhibit Number           Description of Exhibits
     --------------           -----------------------
     99.1                     Press Release dated January 28, 2005
                              announcing  earnings for the  fiscal
                              quarter ended December 31, 2004